                                                                      Exhibit 23
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                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement numbers 33-55225 on Form S-8 filed August 25, 1994; 33-54385 on Form S-3 filed June 30, 1994, as amended by Pre-Effective Amendment No. 1 filed August 17, 1994; 33-53919 on Form S-8 filed June 1, 1994; 33-60648 on Form S-8 filed
April 2, 1993; 33-59892 on Form S-3 filed March 23, 1993, as amended by Pre-Effective Amendment No. 1 filed May 14, 1993 (to which the prospectus in 33-54385 also applies); 33-51064 on Form S-3 filed August 20, 1992, as amended by Pre-Effective Amendment No. 1 filed October 23, 1992 (to which the prospectus in 33-54385 also applies); 33-50124 on Form S-8 filed July 29, 1992; 33-65326 on
Form S-8 filed July 1, 1993; 33-43862 on Form S-3 filed November 12, 1991, as amended by Pre-Effective Amendment No. 1 filed January 17, 1992 (to which the prospectus in 33-54385 also applies); 33-36718 on Form S-3 filed September 7, 1990, as amended by Pre-Effective Amendment No. 1 filed November 28, 1990 (to which the prospectus in 33-54385 also applies); 33-26755 on Form S-3 filed January 27, 1989, as amended by Pre-Effective Amendment No. 1 filed February 16, 1989 and Post-Effective Amendment No. 1 filed November 3, 1992; 33-23192 on Form S-3 filed July 21, 1988, as amended by Pre-Effective Amendment No. 1 filed September 13, 1988 (to which the prospectus in 33-54385 also applies); 33-11516 on Form S-3 filed January 26, 1987, as amended by Amendment No. 1 filed March 12, 1987 and Amendment No. 2 filed April 3, 1987 (to which the prospectus in 33-36718 also applies); 2-93664 on Form S-3 filed on October 9, 1984, as amended by Amendment No. 1 filed November 23, 1984; 33-28252 on Form S-8 filed April 19, 1989, as amended by Post-Effective Amendment No. 1 filed August 15, 1989 and Post-Effective Amendment No. 2 filed February 22, 1990; 33-13368 on Form S-8 (to which the prospectus in 33-28252 also applies); 33-29646 on Form S-8 filed June 30, 1989, as amended by Post-Effective Amendment No. 1 filed August 3, 1990; and 2-82873, 2-71577, 2-64201, 2-58595, 2-57423, 2-53068, 2-47747, 2-32651 and 33-
14135 on Form S-8 (to all of which the prospectus in 33-29646 also applies), of our report dated January 17, 1995, with respect to the consolidated financial statements of BankAmerica Corporation incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1994.


                                                /s/ ERNST & YOUNG LLP
                                                --------------------------------
                                                Ernst & Young LLP
San Francisco, California
March 15, 1995